================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                            California Tax-Free Funds
--------------------------------------------------------------------------------
                                February 29, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
CALIFORNIA TAX-FREE FUNDS
-------------------------
* A persistently strong economy and rising interest rates hurt the bond market over the past year.
* The California Tax-Free Money Fund's returns for the 6- and 12-month periods ended February 29 were in line with its Lipper peer group average.
* Returns were weak for the California Tax-Free Bond Fund but well ahead of its Lipper category for both periods.
* The tone of the bond market improved early this year, and tax- free bond yields are highly attractive compared with taxable alternatives.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     A powerful economy and four rate hikes by the Federal Reserve set a negative tone for the bond markets for the 12 months ended February 29, 2000. Interest rates rose and bond prices fell, causing weak returns for long-term bond funds, though bond prices recovered somewhat early this year. The California Tax-Free Bond Fund declined during the period, but handily outperformed its peer group average. Money market funds benefited from higher short-term rates, and the California Tax-Free Money Fund delivered returns in line with its Lipper category.

MARKET ENVIRONMENT
------------------
     The Federal Reserve demonstrated its determination to slow economic growth to a more sustainable, noninflationary pace with a series of quarter-point increases in the key federal funds rate beginning on June 30, 1999. The persistently strong U.S. economy grew more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has also benefited from a recovery in U.S. exports and increased government spending made possible by soaring tax receipts. Fed Chairman A lan Greenspan has made it clear to the markets that he will continue to gradually increase short-term interest rates until there is a significant slowdown in economic growth. (Indeed, on March 21, after the close of the period, the Fed increased the federal funds target rate another quarter point, to 6%.)

             ******************************************************
                            California Yield Indexes
                            ------------------------
               California Bond Index     California Money Index
               ---------------------     ----------------------
2/28/99                 5.05                    2.5
                        5.04                    2.75
                        5.07                    3.85
5/31                    5.22                    3.0
                        5.47                    3.2
                        5.5                     2.6
8/31                    5.71                    2.85
                        5.8                     3.35
                        6.06                    3.2
11/30                   5.94                    3.4
                        6.15                    4.95
                        6.23                    2.2
2/29/00                 6.13                    2.9

             ******************************************************

     Interest rates and municipal bond yields rose in response to the strong economy and the Fed's rate hikes. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market and from tax-loss selling at year-end. Redemptions from munic-ipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with long-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to repurchase Treasury bonds. The markets seemed taken by surprise, and investors scrambled to discern which maturities would be most affected and searched for alternative securities. The Treasury's buy back program led to an inversion of the yield curve, as 30-year yields plunged below two-year Treasury yields, which had been moving higher with Fed rate hikes. The municipal yield curve, however, maintained a positive slope, although it flattened out somewhat. (A yield curve is a chart made by plotting the interest rates on bonds and notes of various maturities. The curve is said to "flatten" when the gap between long-term and short-term yields narrows.) The more pronounced drop in long-term Treasury yields made long-term tax-free yields very attractive by comparison.

     California's economy continued its healthy expansion, spurred by the high-tech sector. Nonfarm employment grew 3.3% in 1999, and the state's unemployment rate fell to 4.7% in January, the lowest level in 30 years. California personal income grew an impressive 6.6% last year, compared with a national rate of 5.2%, while retail sales grew 8.8%.

     The improving economy has enhanced California's financial condition. Standard & Poor's upgraded the state's general obligation debt rating in August to AA- from A+. Moody's Investors Service upgraded its rating to Aa3 last October from A1. Fitch IBCA, which upgraded its rating two years ago to AA- from A+, raised its rating again to AA in February 2000. California's general fund revenues were 4.3% above forecast through January, led by continued growth in personal income tax and sales tax receipts. Legislative analysts estimate that the state will have $4.2 billion more to spend over the next two fiscal years than the state has budgeted.

     The only cloud on California's otherwise bright economic horizon remains home affordability and availability. Median existing home sale prices are escalating and new home construction is not keeping pace with demand, primarily due to difficulty securing land and permits. There is some concern that this may impede economic growth, especially in the state's densely populated coastal communities.

CALIFORNIA TAX-FREE MONEY FUND
------------------------------

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00               6 Months       12 Months
    ---------------------               --------       ---------
    California Tax-Free Money Fund        1.27%          2.51%
    Lipper California Tax-Exempt
    Money Market Funds Average            1.28           2.52

================================================================================

     Your fund returned 1.27% and 2.51%, respectively, for the 6- and 12-month periods ended February 29, as shown in the table. Both results were in line with those of the Lipper California Tax-Exempt Money Market Funds Average. Our weighted average maturity was somewhat shorter than that of our average competitor, especially early in the period, and this restrained relative results. The fund's average maturity was 39 days at the end of the period, little changed from 38 days six months ago, as shown in the table on page 7. The average competing fund, meanwhile, shortened its average maturity significantly, from 58 days in August to 41 days at the end of February, so our stance is now comparable to that of the peer group. We have been reluctant to extend our maturities because of the Fed's ongoing rate hikes and because short-term
California yields are now quite low relative to national tax-exempt yields. Notes with longer maturities would be subject to sharper price declines than shorter-term notes if California yields were to rise closer to national yields.

     For example, over the past year, the Fed has increased its key federal funds rate 100 basis points (one percentage point). During that period, national short-term municipal yields rose as much or more -- one-year yields from 3% to 4.2%. Short-term California tax-exempt yields, however, did not rise nearly as much, and those on very short maturities actually fell over the past six months. It was not unusual for California overnight securities to yield an entire percentage point less than comparable national issues. Strong cash flows into California money market funds and diminished supply of new securities has kept California tax-free yields low. When we foresee an end to the Fed's tightening program, we expect to adopt a longer maturity posture to lock in higher yields and also focus on securities that are more reasonably priced in relation to national tax-free issues.

     As a result of the price movements just described, the short-term municipal yield curve has become steeper -- that is, one-year yields have become significantly higher than overnight and weekly yields. Such was not the case a year ago, when the short-term yield curve was essentially flat and little advantage was gained by investing at the longer end of the curve. As of the end of February, one-year tax-free yields were nearly half a percentage point higher than weekly yields.

CALIFORNIA TAX-FREE BOND FUND
-----------------------------

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00               6 Months       12 Months
    ---------------------               --------       ---------
    California Tax-Free Bond Fund        -0.16%         -2.94%
    Lipper California Municipal
    Debt Funds Average                   -1.40          -4.88

================================================================================

     The California Tax-Free Bond Fund turned in good relative performance in a weak bond market, as long-term California bond yields rose nearly a full percentage point over the past year, from about 5% to 6%. As shown in the table, the fund's losses were significantly less than those of the peer group average. Our investment strategy, higher credit profile, and a lower-than-average expense ratio aided results. The drop in the fund's net asset value, from $10.96 a year ago to $10.11 on February 29, was only partially offset by income. The fund's dividends per share held steady during the fiscal year, at $0.52 compared with the same amount for the year ended February 28, 1999. As a result, the fund's 12-month dividend yield increased from 4.89% in our previous fiscal year to 5.26%. For an investor in the 36% tax bracket, that is equivalent to a taxable yield of 8.22%.

     In many ways, the past year was a mirror image of the preceding year. A year ago, we were concerned about the erosion of portfolio income in a low interest rate environment. The last 12 months, by contrast, provided ample opportunity to invest in higher-yielding bonds while attempting to mitigate price declines as a result of rising rates. We limited holdings of bonds with maturities of 20 years and longer and focused on bonds with maturities in the 10- to 20-year range, which held up better as rates rose. We maintained duration at or below a neutral level relative to the peer group for most of the period. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one percentage-point rise or fall in interest rates.) The fund's duration increased to 8.3 years, compared with 7.2 years last February, largely because the effective maturity of our holdings increased as rates rose. (When market yields rise above a bond's coupon rate, call risk disappears and the bond trades based on its maturity rather than its call date.) Our decision to underweight BBB and lower-rated bonds, especially those in the hospital sector, also aided results as these performed poorly in the past six months.

     In August we raised cash levels in anticipation of year-end liquidity needs. Our concerns proved well founded as we weathered higher-than-normal redemptions from November through January. The higher cash position enabled us to meet these redemptions without having to sell bonds in a weak market. Entering the new year, we became more positive about the market as long-term California bond yields rose above 6%, which is equivalent to a taxable yield of nearly 10% for investors in the highest federal tax bracket (39.6%). We reinvested some of our cash reserves in time to enjoy the February recovery in bond prices.

     Overall credit quality was unchanged for the period at AA-, and our sector weightings also were little changed. In the first half of our fiscal year, we reduced hospital exposure and increased our stake in education bonds. In the second half, we modestly increased exposure to the housing sector. We continue to like California general obligation debt, which is benefiting from a strong economy and growing tax revenues.

     We may move to a slightly more aggressive posture if we sense the Fed is near the end of its rate hike program. In the meantime, we will continue to try to increase the fund's yield by selling bonds at losses and reinvesting the proceeds in new issues with higher coupons. These losses may be used to offset future realized capital gains, helping to make the fund more tax-efficient.

OUTLOOK
-------
     The economy has yet to show signs of slowing to a pace the Fed would prefer. Rather, available economic data suggest that real GDP growth could approach 5% in the first quarter of 2000. Except for soaring oil and some other commodity prices, overall inflation remains in check. However, strong economic growth is straining the supply of both labor and products. Cost pressures have been mounting, and the Fed is concerned that they will be reflected in higher inflation. As long as accelerating inflation remains a threat, the Fed will continue to increase short-term rates in the months ahead.

*****************************
Any  slowdown  in economic
growth . . . should  bode
well for the overall  bond
market.
*****************************

     Municipal prices have built up some momentum after their February gains. Light municipal supply to date continues to benefit our segment of the fixed income market, and there has been a slight pickup in cash flows into municipal bond funds. Any slowdown in economic growth as a result of Fed tightening should bode well for the overall bond market. Yields on municipal bonds are extremely attractive compared with taxable yields, which should make tax-exempt bonds appealing even to investors in lower tax brackets. The near-term credit outlook for California is excellent.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 24, 2000

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                      8/31/99        2/29/00
CALIFORNIA TAX-FREE MONEY FUND
------------------------------
Price Per Share                                       $   1.00       $   1.00
-------------------------------------------------------------------------------
Dividends Per Share
-------------------------------------------------------------------------------
    For 6 months                                          0.012          0.013
-------------------------------------------------------------------------------
    For 12 months                                         0.024          0.025
-------------------------------------------------------------------------------
Dividend Yield (7-Day Compound) *                         2.43%          2.21%
-------------------------------------------------------------------------------
Weighted Average Maturity (days)                         38             39
-------------------------------------------------------------------------------
Weighted Average Quality **                           First Tier     First Tier
-------------------------------------------------------------------------------

CALIFORNIA TAX-FREE BOND FUND
-----------------------------
Price Per Share                                       $  10.39       $  10.11
-------------------------------------------------------------------------------

Dividends Per Share
-------------------------------------------------------------------------------
    For 6 months                                          0.26           0.26
-------------------------------------------------------------------------------
    For 12 months                                         0.52           0.52
-------------------------------------------------------------------------------

Dividend Yield *
-------------------------------------------------------------------------------
    For 6 months                                          5.00%          5.25%
-------------------------------------------------------------------------------
    For 12 months                                         5.11           5.26
-------------------------------------------------------------------------------

30-Day Standardized Yield                                 4.76           5.07
-------------------------------------------------------------------------------

Weighted Average Maturity (years)                        16.1           16.1
-------------------------------------------------------------------------------

Weighted Average Effective Duration (years)               8.0            8.3
-------------------------------------------------------------------------------

Weighted Average Quality ***                            AA-            AA-
-------------------------------------------------------------------------------


* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                   Percent of     Percent of
                                                   Net Assets     Net Assets
                                                      8/31/99        2/29/00
CALIFORNIA TAX-FREE MONEY FUND
------------------------------
Water and Sewer Revenue                                  18%            17%
------------------------------------------------------------------------------
Housing Finance Revenue                                   8             13
------------------------------------------------------------------------------
Hospital Revenue                                         20             12
------------------------------------------------------------------------------
Lease Revenue                                            12             11
------------------------------------------------------------------------------
Prerefunded Bonds                                         5              9
------------------------------------------------------------------------------
Educational Revenue                                       9              8
------------------------------------------------------------------------------
General Obligation-- Local                                9              7
------------------------------------------------------------------------------
Nuclear Revenue                                           8              7
------------------------------------------------------------------------------
Electric Revenue                                          1              6
------------------------------------------------------------------------------
Air and Sea Transportation Revenue                        6              5
------------------------------------------------------------------------------
General Obligation-- State                                4              2
------------------------------------------------------------------------------
All Others                                                -              2
------------------------------------------------------------------------------
Other Assets Less Liabilities                             -              1
------------------------------------------------------------------------------
Total                                                   100%           100%

CALIFORNIA TAX-FREE BOND FUND
-----------------------------
Dedicated Tax Revenue                                    23%            18%
------------------------------------------------------------------------------
Lease Revenue                                            13             14
------------------------------------------------------------------------------
Housing Finance Revenue                                   7             10
------------------------------------------------------------------------------
Prerefunded Bonds                                         8             10
------------------------------------------------------------------------------
General Obligation-- Local                                8              8
------------------------------------------------------------------------------
Water and Sewer Revenue                                   8              7
------------------------------------------------------------------------------
General Obligation-- State                                5              6
------------------------------------------------------------------------------
Air and Sea Transportation Revenue                        5              5
------------------------------------------------------------------------------
Escrowed to Maturity                                      3              5
------------------------------------------------------------------------------
Educational Revenue                                       3              4
------------------------------------------------------------------------------
Nuclear Revenue                                           4              3
------------------------------------------------------------------------------
Hospital Revenue                                          2              3
------------------------------------------------------------------------------
All Others                                               10              6
------------------------------------------------------------------------------
Other Assets Less Liabilities                             1              1
------------------------------------------------------------------------------
Total                                                   100%           100%

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                  Lipper California Tax-
                Exempt Money Market Funds       California Tax-Free
                         Average                     Money fund
                         -------                     ----------
2/90                      10000                        10000
2/91                      10519                        10473
2/92                      10919                        10844
2/93                      11187                        11095
2/94                      11412                        11308
2/95                      11710                        11596
2/96                      12094                        11972
2/97                      12447                        12316
2/98                      12827                        12687
2/99                      13171                        13023
2/00                      13507                        13351

          Lehman Municipal    Lipper California Municipal   California Tax-
             Bond Index           Debts Funds Average        Free Bond Fund
             ----------           -------------------        --------------
2/90           10000                    10000                    10000
2/91           10922                    10806                    10784
2/92           12013                    11831                    11868
2/93           13666                    13486                    13434
2/94           14423                    14232                    14307
2/95           14695                    14284                    14535
2/96           16318                    15792                    16030
2/97           17217                    16565                    16934
2/98           18790                    18134                    18510
2/99           19946                    19165                    19612
2/00           19530                    18264                    19035

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/29/00                  1 Year    3 Years    5 Years   10 Years
---------------------                  ------    -------    -------   --------
California Tax-Free Money Fund          2.51%      2.73%      2.86%     2.93%
California Tax-Free Bond Fund          -2.94       3.98       5.54      6.65

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

================================================================================
T. Rowe Price California Tax-Free Money Fund
--------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                               2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period           $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------------------------------------------------------------------------------
Investment activities
  Net investment income(loss)   0.025*    0.026*    0.030*    0.028*    0.032*
Distributions
  Net investment income        (0.025)   (0.026)   (0.030)   (0.028)   (0.032)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
Ratios/Supplemental=Data=======================================================
Total return**                  2.51%*    2.65%*    3.01%*    2.87%*    3.24%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.55%*    0.55%*    0.55%*    0.55%*    0.55%*
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      2.48%*    2.62%*    2.98%*    2.82%*    3.20%*
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $108,219  $102,346  $ 92,406  $ 82,210  $ 72,739
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/01.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Bond Fund
-------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                              2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period          $ 10.96   $ 10.88   $ 10.47   $ 10.45   $ 10.00
-------------------------------------------------------------------------------
Investment activities
  Net investment income(loss)   0.52      0.52      0.54      0.55      0.55
  Net realized and
  unrealized gain (loss)       (0.84)     0.11      0.41      0.02      0.45
-------------------------------------------------------------------------------
  Total from
  investment activities        (0.32)     0.63      0.95      0.57      1.00
-------------------------------------------------------------------------------
Distributions
  Net investment income        (0.52)    (0.52)    (0.54)    (0.55)    (0.55)
  Net realized gain            (0.01)    (0.03)         -         -         -
-------------------------------------------------------------------------------
  Total distributions          (0.53)    (0.55)    (0.54)    (0.55)    (0.55)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $ 10.11   $ 10.96   $ 10.88   $ 10.47   $ 10.45
Ratios/Supplemental=Data=======================================================
Total return**                 (2.94)%    5.95%     9.31%     5.64%    10.28%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.56%     0.58%     0.58%     0.62%     0.63%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      4.99%     4.80%     5.09%     5.29%     5.40%
-------------------------------------------------------------------------------
Portfolio turnover rate        40.8%     27.2%     35.0%     47.3%     61.9%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $211,898  $226,001  $195,100  $160,813  $146,194
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------         February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                   Par           Value
                                                      In thousands
CALIFORNIA  92.0%
California, GO
        VRDN (Currently 3.11%)
        (FGIC Insured)                         $   1,500   $    1,500
--------------------------------------------------------------------------
        5.00%, 10/1/00                               200          201
--------------------------------------------------------------------------
        6.00%, 9/1/00                                650          657
--------------------------------------------------------------------------
California Dept. of Water Resources
    Water Systems
        6.25%, 12/1/03 (Prerefunded 6/1/00+)         550          561
--------------------------------------------------------------------------
    TECP, 2.85%, 4/12/00                           1,011        1,011
--------------------------------------------------------------------------
California, EFA
    California Institute of Technology
        VRDN (Currently 2.30%)                       500          500
--------------------------------------------------------------------------
    Pepperdine Univ.
        VRDN (Currently 2.50%)                     2,000        2,000
--------------------------------------------------------------------------
    Stanford Univ.
        VRDN (Currently 2.50%)                     4,000        4,000
--------------------------------------------------------------------------
California, HFA
    Good Samaritan Health System
        7.00%, 5/1/20 (Prerefunded 5/1/00+)          230          236
--------------------------------------------------------------------------
California, Housing Fin. Agency
    Home Mortgage
        VRDN (Currently 2.35%)
        (FSA Insured) *                            2,000        2,000
--------------------------------------------------------------------------
        VRDN (Currently 2.40%)
        (AMBAC Insured) *                          2,000        2,000
--------------------------------------------------------------------------
        3.02%, 4/30/00 *                           1,000        1,000
--------------------------------------------------------------------------
        4.70%, 8/1/00                              2,940        2,952
--------------------------------------------------------------------------
    Single Family
        VRDN (Currently 3.40%) *                   2,485        2,485
--------------------------------------------------------------------------

California, HFFA
        VRDN (Currently 2.35%) (MBIA Insured)      4,000        4,000
--------------------------------------------------------------------------
    Pooled Loan Program
        VRDN (Currently 2.25%) (FGIC Insured)      1,500        1,500
--------------------------------------------------------------------------
    Santa Barbara Cottage Hosp.
        VRDN (Currently 2.50%)                     3,200        3,200
--------------------------------------------------------------------------
California Pollution Control Fin. Auth., PCR
    Pacific Gas and Electric
        VRDN (Currently 2.45%) *               $   1,800   $    1,800
--------------------------------------------------------------------------
Chula Vista IDA, San Diego Gas and Electric
        VRDN (Currently 3.40%) *                   1,100        1,100
--------------------------------------------------------------------------
East Bay Municipal Utility Dist.,
     Waste Water Systems
     TECP, 2.85%, 4/12/00                          1,000        1,000
--------------------------------------------------------------------------
Elsinore Valley Municipal Water, COP
        VRDN (Currently 2.40%) (FGIC Insured)      1,200        1,200
--------------------------------------------------------------------------
Fresno County, GO, TRAN, 4.00%, 6/30/00            1,000        1,002
--------------------------------------------------------------------------
Golden Empire Schools Fin. Auth., Kern High
     School Dist.
        VRDN(Currently 2.40%)                      4,000        4,000
--------------------------------------------------------------------------
Irvine Public Fac. and Infrastructure Auth.
        VRDN (Currently 2.40%)                     3,015        3,015
--------------------------------------------------------------------------
Long Beach Harbor
        VRDN (Currently 3.16%) (FGIC Insured)      2,000        2,000
--------------------------------------------------------------------------
Los Angeles, GO
        VRDN (Currently 3.11%) (FGIC Insured)      1,250        1,250
--------------------------------------------------------------------------
Los Angeles, Wastewater
        7.15%, 6/1/20 (Prerefunded 6/1/00+)          100          103
--------------------------------------------------------------------------
Los Angeles County, GO
        VRDN (Currently 2.45%)
        (AMBAC Insured)                            2,000        2,000
--------------------------------------------------------------------------
Los Angeles County, COP
    Correctional Facilities Project
        6.50%, 9/1/13 (MBIA Insured)
        (Prerefunded 9/1/00+)                        215          222
--------------------------------------------------------------------------

Los Angeles Harbor Dept., 4.875%, 11/1/00            395          398
--------------------------------------------------------------------------
Los Angeles Water and Power, TECP
        2.25%, 3/9/00                              1,000        1,000
--------------------------------------------------------------------------
        2.25%, 3/10/00                             1,000        1,000
--------------------------------------------------------------------------
        2.90%, 3/10/00                             1,000        1,000
--------------------------------------------------------------------------
Metropolitan Water Dist. of Southern California
        VRDN (Currently 2.30%)                     1,500        1,500
--------------------------------------------------------------------------
        VRDN (Currently 2.40%)
        (AMBAC Insured)                            1,000        1,000
--------------------------------------------------------------------------
        3.60%, 3/15/00                             1,000        1,000
--------------------------------------------------------------------------
        3.65%, 6/1/00                              2,000        2,000
--------------------------------------------------------------------------
Metropolitan Water Dist. of Southern California
        4.00%, 7/1/00                          $     225   $      225
--------------------------------------------------------------------------
        6.25%, 7/1/00                                200          202
--------------------------------------------------------------------------
Newport Beach, Hoag Memorial Hosp.
        VRDN (Currently 2.35%)                     4,000        4,000
--------------------------------------------------------------------------
Northern California Transmission Agency
        7.00%, 5/1/10 (MBIA Insured)
        (Prerefunded 5/1/00+)                        235          240
--------------------------------------------------------------------------
        7.00%, 5/1/24 (Prerefunded 5/1/00+)
          (MBIAInsured)                              100          102
--------------------------------------------------------------------------
Oakland, COP
        VRDN (Currently 2.40%)                     4,730        4,730
--------------------------------------------------------------------------
Port of Oakland, Air/Sea
    TECP, 2.85%, 4/10/00 *                         1,000        1,000
--------------------------------------------------------------------------
Sacramento Municipal Utility Dist.
    TECP
        2.25%, 3/8/00                                700          700
--------------------------------------------------------------------------
        2.60%, 4/13/00                             2,550        2,550
--------------------------------------------------------------------------
        2.75%. 3/8/00                                250          250
--------------------------------------------------------------------------
    Electric
        7.00%, 7/1/20
        (Prerefunded 7/1/00+) (MBIAInsured)          145          149
--------------------------------------------------------------------------

San Diego Housing Auth.
        VRDN (Currently 2.35%)
        (FHLMCGuaranteed)                          4,000        4,000
--------------------------------------------------------------------------
San Francisco Bay Area Trust Fin. Auth.
    TECP, 2.80%, 4/11/00                           3,000        3,000
--------------------------------------------------------------------------
San Francisco Bay Transport Tax
        VRDN (Currently 3.11%) (FGIC Insured)      1,000        1,000
--------------------------------------------------------------------------
San Jose/Santa Clara Water Fin. Auth.
        VRDN (Currently 2.45%) (FGIC Insured)      1,000        1,000
--------------------------------------------------------------------------
Santa Clara County, GO
        VRDN (Currently 2.45%)                     3,000        3,000
--------------------------------------------------------------------------
Santa Clara Electric
        VRDN (Currently 3.30%)
        (AMBAC Insured)                              970          970
--------------------------------------------------------------------------
Santa Clara/El Camino Hosp. Dist.
    Valley Medical Center
        VRDN (Currently 2.30%)                       490          490
--------------------------------------------------------------------------
Southern California Public Power Auth.
        5.50%, 7/1/20 (Prerefunded 7/1/00+)    $     500   $      503
--------------------------------------------------------------------------
        7.00%, 7/1/09 (Prerefunded 7/1/00+)          170          175
--------------------------------------------------------------------------
Southern Transmission
        VRDN (Currently 2.45%)
        (AMBAC Insured)                            2,000        2,000
--------------------------------------------------------------------------
        4.50%, 7/1/00 (MBIAInsured)                1,000        1,004
--------------------------------------------------------------------------
Univ. of California, 6.10%, 9/1/00(MBIAInsured)   2,300        2,329
--------------------------------------------------------------------------
Vallecitos Water Dist.,Twin Oaks Reservoir,COP
        VRDN (Currently 2.40%)                     3,500        3,500
--------------------------------------------------------------------------
West Basin Municipal Water Dist., COP
        VRDN (Currently 2.40%)                     4,100        4,100
--------------------------------------------------------------------------
        VRDN (Currently 2.45%)                     1,000        1,000
--------------------------------------------------------------------------
Total California (Cost  $99,612)                               99,612
--------------------------------------------------------------------------

PUERTO=RICO==6.6%=========================================================
Puerto Rico Commonwealth
        7.30%, 7/1/20 (MBIA Insured)
        (Prerefunded 7/1/00+)                        140          144
--------------------------------------------------------------------------
        7.70%, 7/1/20 (Prerefunded 7/1/00+)        5,700        5,891
--------------------------------------------------------------------------
Puerto Rico Commonwealth, GO
        7.625%, 7/1/10 (Prerefunded 7/1/00+)         575          595
--------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
        7.60%, 7/1/20 (Prerefunded 7/1/02+)          100          103
--------------------------------------------------------------------------
        7.75%, 7/1/16 (Prerefunded 7/1/00+)          250          258
--------------------------------------------------------------------------
Puerto Rico Telephone Auth.
        4.80%, 1/1/01 (Escrowed to Maturity)         140          141
--------------------------------------------------------------------------
Total Puerto Rico (Cost  $7,132)                                7,132
--------------------------------------------------------------------------
 98.6% of Net Assets (Cost  $106,744)                      $  106,744

 Other Assets Less Liabilities                                  1,475

 NET ASSETS                                                $  108,219

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                  $        4
 Accumulated net realized gain/loss -
     net of distributions                                         (74)
 Paid-in-capital applicable to 108,293,256
     no par value shares of beneficial
     interest outstanding; unlimited number of
     shares authorized                                        108,289

 NET ASSETS                                                $  108,219

 NET ASSET VALUE PER SHARE                                 $     1.00

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   COP  Certificates of Participation
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
 FHLMC  Federal Home Loan Mortgage Corp.
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HFA  Health Facility Authority
  HFFA  Health Facility Financing Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  TECP  Tax-Exempt Commercial Paper
  TRAN  Tax Revenue Anticipation Note
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Bond Fund
-------------------------------------------            February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                     Par         Value
                                                       In thousands
CALIFORNIA  97.2%
Alameda County, Public Fac., COP
       6.00%, 9/1/21 (MBIA Insured)               $   1,740  $  1,753
--------------------------------------------------------------------------
Anaheim Public Fin. Auth., Public Improvements
       5.00%, 9/1/27 (FSA Insured)                    2,435     2,094
--------------------------------------------------------------------------
Antioch Public Fin. Auth., 5.85%, 9/2/15              2,485     2,260
--------------------------------------------------------------------------
Brea Public Fin. Auth., Tax Allocation
       6.75%, 8/1/22 (MBIA Insured)                   1,435     1,501
--------------------------------------------------------------------------
California, GO
       5.00%, 2/1/25 (MBIA Insured)                   1,000       866
--------------------------------------------------------------------------
       5.00%, 8/1/29 (MBIA Insured)                   2,000     1,708
--------------------------------------------------------------------------
       5.25%, 10/1/20                                 1,700     1,565
--------------------------------------------------------------------------
       5.375%, 6/1/26 (FGIC Insured)                  1,500     1,382
--------------------------------------------------------------------------
       5.40%, 12/1/16 (FSA Insured) *                 1,000       962
--------------------------------------------------------------------------
       5.45%, 12/1/25                                 3,000     2,752
--------------------------------------------------------------------------
       6.40%, 2/1/20 *                                2,200     2,202
--------------------------------------------------------------------------
California Dept. of Water Resources
    Central Valley
       7.00%, 12/1/11                                 1,730     2,005
--------------------------------------------------------------------------
       7.00%, 12/1/12                                 1,000     1,165
--------------------------------------------------------------------------
California EFA
    Loyola Marymount
       Zero Coupon, 10/1/13
       (MBIA Insured)                                 4,755     2,137
--------------------------------------------------------------------------
    Pooled College and Univ.
       5.60%, 12/1/14                                 1,000       989
--------------------------------------------------------------------------
       5.60%, 12/1/20                                 1,000       945
--------------------------------------------------------------------------
    St. Mary's College of California
       7.50%, 10/1/20
       (Prerefunded 10/1/00+)                         2,000     2,081
--------------------------------------------------------------------------
    Stanford Univ., 5.25%, 12/1/26                    2,000     1,809
--------------------------------------------------------------------------
    Univ. of Southern California
       5.50%, 10/1/27                                 1,250     1,170
--------------------------------------------------------------------------

California HFFA
    Cedars Sinai Medical Center
       6.125%, 12/1/19                                2,000     1,945
--------------------------------------------------------------------------
    Pomona Valley Hosp.
       5.75%, 7/1/15 (MBIA Insured)                   1,800     1,815
--------------------------------------------------------------------------
California Housing Fin. Agency
       6.15%, 8/1/16 *                            $   1,000  $  1,003
--------------------------------------------------------------------------
       6.70%, 8/1/15                                  1,100     1,145
--------------------------------------------------------------------------
       6.70%, 8/1/25 *                                  635       645
--------------------------------------------------------------------------
       6.85%, 8/1/17                                  3,015     3,101
--------------------------------------------------------------------------
       7.25%, 8/1/10                                    185       188
--------------------------------------------------------------------------
       7.25%, 8/1/17                                    905       929
--------------------------------------------------------------------------
    Home Mortgage
       VRDN (Currently 2.40%)
       (FSA Insured) *                                2,000     2,000
--------------------------------------------------------------------------
       VRDN (Currently 3.75%)
       (AMBAC Insured) *                              2,000     2,000
--------------------------------------------------------------------------
       5.85%, 8/1/16 (MBIA Insured)                   1,970     1,973
--------------------------------------------------------------------------
California Pollution Control Fin. Auth., PCR
    Laidlaw Enviromental, 6.70%, 7/1/07 *             1,000       985
--------------------------------------------------------------------------
    Pacific Gas and Electric
       5.85%, 12/1/23 (MBIA Insured) *                1,000       973
--------------------------------------------------------------------------
    Shell Oil, VRDN (Currently 3.10%) *               1,600     1,600
--------------------------------------------------------------------------
    USA Waste Services, 5.00%, 6/1/18                 2,500     2,209
--------------------------------------------------------------------------
California Public Works Board
    Dept. of Corrections
       6.875%, 11/1/14
       (Prerefunded 11/1/04+)                         1,000     1,110
--------------------------------------------------------------------------
    Univ. of California
       5.50%, 6/1/14                                  2,000     2,021
--------------------------------------------------------------------------
       6.40%, 12/1/16 (AMBAC Insured)
       (Prerefunded 12/1/02+)                         1,000     1,068
--------------------------------------------------------------------------

California Statewide CDA
    Sutter Health, COP
       5.50%, 8/15/23 (MBIA Insured)                  2,000     1,875
--------------------------------------------------------------------------
    The Internext Group
       5.375%, 4/1/17                                 3,400     2,800
--------------------------------------------------------------------------
Carmichael Water District, Water & Sewer, COP
       5.125%, 9/1/29 (MBIA Insured)                  2,000     1,737
--------------------------------------------------------------------------
Castaic Lake Water Agency
    Water System Improvement
       5.125%, 8/1/30 (AMBAC Insured)                 2,000     1,736
--------------------------------------------------------------------------
       7.00%, 8/1/12 (MBIA Insured)                   1,000     1,146
--------------------------------------------------------------------------
       7.00%, 8/1/13 (MBIA Insured)                   1,700     1,950
--------------------------------------------------------------------------
Castaic Union School Dist., GO
       Zero Coupon, 5/1/18 (FGIC Insured)         $   5,175  $  1,752
--------------------------------------------------------------------------
Central Coast Water Auth., State Water
     Project Regional Fac.
       6.60%, 10/1/22 (AMBAC Insured)
       (Prerefunded 10/1/02+)                         1,000     1,070
--------------------------------------------------------------------------
Chula Vista, Sub-Gateway Town Center
       7.50%, 1/1/32 *                                4,500     4,075
--------------------------------------------------------------------------
Chula Vista IDA, San Diego Gas and Electric
       VRDN (Currently 3.40%) *                         100       100
--------------------------------------------------------------------------
Contra Costa County, Merrithew Memorial Hosp., COP
       5.375%, 11/1/17 (MBIA Insured)                 2,185     2,081
--------------------------------------------------------------------------
Corona Redev. Agency, Tax Allocation
       6.25%, 9/1/13 (FGIC Insured)                   1,000     1,044
--------------------------------------------------------------------------
Dry Creek Joint Elementary School Dist., GO
       Zero Coupon, 8/1/13 (FSA Insured)              1,300       614
--------------------------------------------------------------------------
       Zero Coupon, 8/1/14 (FSA Insured)              1,340       591
--------------------------------------------------------------------------
East Bay Municipal Utility Dist., Water Systems
       6.00%, 6/1/12 (FSA Insured)                    2,000     2,040
--------------------------------------------------------------------------
East Palo Alto Redev. Agency, Univ. Circle-Gateway
       6.625%, 10/1/29                                1,500     1,467
--------------------------------------------------------------------------
Emeryville Public Fin. Auth., PFA
       6.20%, 9/1/25                                    510       501
--------------------------------------------------------------------------

Escondido, Multi-Family Housing
    Terrace Gardens Apartments
       5.40%, 1/1/27 (FNMAGuaranteed)                 1,000     1,002
--------------------------------------------------------------------------
Fontana Redev. Agency, Jurupa Hills, 5.50%, 10/1/27   3,400     2,834
--------------------------------------------------------------------------
Foothill / Eastern Transportation Corridor Agency
       Zero Coupon, 1/15/17
       (MBIA Insured)                                 2,500       895
--------------------------------------------------------------------------
    California Toll Road
       Zero Coupon, 1/1/07
       (Escrowed to Maturity)                         1,000       803
--------------------------------------------------------------------------
       Zero Coupon, 1/1/17
       (Escrowed to Maturity)                         4,000     1,488
--------------------------------------------------------------------------
       Zero Coupon, 1/1/25
       (Escrowed to Maturity)                           850       188
--------------------------------------------------------------------------
       Zero Coupon, 1/1/27
       (Escrowed to Maturity)                         1,910       375
--------------------------------------------------------------------------
Gateway Refinancing Auth., 5.50%, 9/1/19          $   2,000  $  1,693
--------------------------------------------------------------------------
Inglewood Redev. Agency, Century Redev.
       6.125%, 7/1/23                                 2,800     2,613
--------------------------------------------------------------------------
Inland Empire Solid Waste Fin. Auth.
    Landfill Improvement Project
       6.25%, 8/1/11 (FSA Insured)
       (Escrowed to Maturity) *                       1,000     1,076
--------------------------------------------------------------------------
Intermodal Container Transfer Fac.
    Intermodal Container
       5.75%, 11/1/14 (AMBAC Insured)                 1,500     1,560
--------------------------------------------------------------------------
Jefferson Union High School Dist., GO
       6.45%, 8/1/25 (MBIA Insured)                   1,250     1,354
--------------------------------------------------------------------------
       6.45%, 8/1/29 (MBIA Insured)                   1,000     1,084
--------------------------------------------------------------------------
Kern County Union High School Dist., GO
       7.00%, 8/1/10 (MBIA Insured)
       (Escrowed to Maturity)                         1,000     1,147
--------------------------------------------------------------------------
Long Beach Harbor, 6.00%, 5/15/17 (FGIC Insured) *    1,000     1,027
--------------------------------------------------------------------------
Los Angeles City, Dept. of Water and Power
       6.40%, 5/15/28                                 2,000     2,048
--------------------------------------------------------------------------

Los Angeles County, GO, COP, Marina del Rey
       6.50%, 7/1/08                                  1,000     1,041
--------------------------------------------------------------------------
Los Angeles County Metropolitan
     Transportation Auth.
       6.00%, 7/1/26 (MBIA Insured)
       (Prerefunded 7/1/06+)                          2,000     2,148
--------------------------------------------------------------------------
Los Angeles County Public Works Fin. Auth.
    Multiple Capital Fac.
       5.125%, 6/1/17 (AMBAC Insured)                 2,000     1,852
--------------------------------------------------------------------------
    Rowland Heights
       5.50%, 10/1/18 (FSA Insured)                   1,500     1,457
--------------------------------------------------------------------------
Los Angeles Harbor
       6.50%, 8/1/25 (Prerefunded 8/1/02+)            1,000     1,064
--------------------------------------------------------------------------
       6.625%, 8/1/19 *                               2,500     2,599
--------------------------------------------------------------------------
       7.60%, 10/1/18
       (Escrowed to Maturity)                         3,045     3,652
--------------------------------------------------------------------------
Los Angeles Municipal Improvement, Central Library
       6.35%, 6/1/20                                  1,500     1,518
--------------------------------------------------------------------------
Midpeninsula Regional Open Space Auth.
    Capital Appreciation
       Zero Coupon, 8/1/18
       (AMBAC Insured)                            $   3,500  $  1,095
--------------------------------------------------------------------------
Midpeninsula Regional Open Space Dist. Fin. Auth.
       5.90%, 9/1/14 (AMBAC Insured)                  1,250     1,279
--------------------------------------------------------------------------
Modesto Irrigation Dist. Fin. Auth., Geysers
       6.00%, 10/1/15 (MBIA Insured)                  1,500     1,551
--------------------------------------------------------------------------
Mojave Water Agency, Morongo Basin
       5.75%, 9/1/15 (FGIC Insured)                   2,000     2,021
--------------------------------------------------------------------------
Mt. Diablo Hosp. Dist.
       8.00%, 12/1/11 (AMBAC Insured)
       (Prerefunded 12/1/00+)                         1,250     1,312
--------------------------------------------------------------------------
Newport Beach, Hoag Memorial Hosp.
       VRDN (Currently 3.25%)                           300       300
--------------------------------------------------------------------------
Orange County, Recovery
       6.00%, 6/1/10 (MBIA Insured)                   3,120     3,337
--------------------------------------------------------------------------
    COP
       6.00%, 7/1/26 (MBIA Insured)                   1,000     1,002
--------------------------------------------------------------------------
       8.285%, 7/1/19 (MBIA Insured)                  6,000     6,050
--------------------------------------------------------------------------

Orange County Transportation Auth., Sales Tax
       6.00%, 2/15/09 (AMBAC Insured)                   750       802
--------------------------------------------------------------------------
Orchard School Dist.
       6.50%, 8/1/19 (FGIC Insured)
       (Prerefunded 8/1/05+)                          1,000     1,101
--------------------------------------------------------------------------
Palmdale Civic Auth.
       6.60%, 9/1/34 (Prerefunded 9/1/04+)            2,955     3,234
--------------------------------------------------------------------------
Pasadena Parking Fac., GO
       6.25%, 1/1/18                                  3,000     3,200
--------------------------------------------------------------------------
Placentia Public Fin. Auth., Special Tax
       6.60%, 9/1/15                                  1,000     1,003
--------------------------------------------------------------------------
Placer County Water Agency,
     Capital Improvement Project
       5.50%, 7/1/29 (AMBAC Insured)                  2,000     1,868
--------------------------------------------------------------------------
Pomona Unified School Dist., GO
       6.15%, 8/1/15 (MBIA Insured)                   1,000     1,063
--------------------------------------------------------------------------
Poway Community Fac. Dist., 6.75%, 8/15/15              800       808
--------------------------------------------------------------------------
Riverside County, Desert Justice Fac., COP
       6.00%, 12/1/12 (MBIA Insured)
       (Prerefunded 12/1/04+)                         1,000     1,064
--------------------------------------------------------------------------
Sacramento City Fin. Auth.
       5.00%, 11/1/14                             $   2,000  $  1,870
--------------------------------------------------------------------------
       5.40%, 11/1/20                                 6,000     5,656
--------------------------------------------------------------------------
Sacramento County Public Fac.,
     Coroner Crime Lab., COP
       6.375%, 10/1/14 (AMBAC Insured)                1,000     1,074
--------------------------------------------------------------------------
Saddleback Valley Unified School Dist.
    Special Tax
       Zero Coupon, 9/1/19 (FSA Insured)              2,370       734
--------------------------------------------------------------------------
       6.00%, 9/1/15 (FSA Insured)                    1,375     1,448
--------------------------------------------------------------------------
San Diego, IDR, San Diego Gas and Electric
       6.40%, 9/1/18 (MBIA Insured)                   1,175     1,231
--------------------------------------------------------------------------
San Francisco Bay Area Rapid Transit
       5.50%, 7/1/15 (FGIC Insured)                   1,800     1,783
--------------------------------------------------------------------------

San Francisco City and County
    Int'l. Airport
       5.80%, 5/1/21 (FGIC Insured) *                 1,000       973
--------------------------------------------------------------------------
       6.30%, 5/1/25 (FGIC Insured) *                 1,000     1,013
--------------------------------------------------------------------------
       6.50%, 5/1/18 (AMBAC Insured) *                4,000     4,164
--------------------------------------------------------------------------
San Joaquin Hills Transportation
    Corridor Agency, Toll Road
       Zero Coupon, 1/15/14
       (MBIA Insured)                                 6,500     2,952
--------------------------------------------------------------------------
San Jose Multifamily Housing
    Helzer Courts Apartments
       6.40%, 12/1/41 *                               1,000       882
--------------------------------------------------------------------------
Santa Ana Housing Auth., Villa Del Sol Apartments
       5.65%, 11/1/21 (FNMAGuaranteed) *              1,000     1,012
--------------------------------------------------------------------------
Santa Clara, Electric
       6.25%, 7/1/19 (MBIA Insured)
       (Prerefunded 7/1/01+)                          2,000     2,091
--------------------------------------------------------------------------
Santa Clara County, GO, VRDN (Currently 2.45%)        2,000     2,000
--------------------------------------------------------------------------
Santa Clara County Fin. Auth., VMC Fac.
       7.75%, 11/15/11 (AMBAC Insured)                1,000     1,217
--------------------------------------------------------------------------
Santa Clara Redev. Agency, Bayshore North Project
       5.375%, 6/1/16 (AMBAC Insured)                 2,000     1,915
--------------------------------------------------------------------------
       7.00%, 7/1/10 (AMBAC Insured)                  3,000     3,360
--------------------------------------------------------------------------
Santa Cruz County Housing Auth.,
     Northgate Apartments
       5.35%, 7/20/22 (GNMA Guaranteed) *             1,000       882
--------------------------------------------------------------------------
Santa Margarita/Dana Point Auth.
       7.25%, 8/1/10 (MBIA Insured)               $   1,000  $  1,168
--------------------------------------------------------------------------
South Orange County, Public Fin. Auth.
       7.00%, 9/1/07 (MBIA Insured)                   2,000     2,258
--------------------------------------------------------------------------
Southern California Public Power Auth.
       6.75%, 7/1/10                                  2,100     2,333
--------------------------------------------------------------------------
       6.75%, 7/1/12                                  1,700     1,908
--------------------------------------------------------------------------
Torrance, Little Co. of Mary Hosp.
       6.875%, 7/1/15
       (Escrowed to Maturity)                         1,205     1,286
--------------------------------------------------------------------------

Tri-City Hosp. Dist.
       7.50%, 2/1/17 (MBIA Insured)
       (Prerefunded 2/1/02+)                          2,000     2,148
--------------------------------------------------------------------------
Tulare County, Capital Improvement, COP
       6.00%, 2/15/16 (MBIA Insured)                  1,000     1,078
--------------------------------------------------------------------------
Union Elementary School Dist, GO
       Zero Coupon, 9/1/14 (FGIC Insured)             3,665     1,601
--------------------------------------------------------------------------
Univ. of California, Multi Purpose Project
       5.375%, 9/1/25 (FGIC Insured)                  1,635     1,510
--------------------------------------------------------------------------
Walnut Valley Unified School Dist., GO
       7.20%, 2/1/16 (MBIA Insured)                   1,000     1,148
--------------------------------------------------------------------------
Total California (Cost  $206,128)                             205,938
--------------------------------------------------------------------------


PUERTO=RICO==1.5%=========================================================
Puerto Rico Electric Power Auth.
       7.00%, 7/1/21
       (Prerefunded 7/1/01+)                          1,000     1,054
--------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
       5.50%, 8/1/02                                  2,195     2,230
--------------------------------------------------------------------------
Total Puerto Rico (Cost  $3,245)                                3,284
--------------------------------------------------------------------------
U.=S.=VIRGIN=ISLANDS==0.5%================================================
Virgin Islands Public Fin. Auth., GO
    Gross Receipts Taxes
       6.50%, 10/1/24                                 1,000       989
--------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $1,000)                         989
--------------------------------------------------------------------------
=Total=Investments=in=Securities==========================================
 99.2% of Net Assets (Cost  $210,373)                        $210,211

 Other Assets Less Liabilities                                  1,687

 NET ASSETS                                                  $211,898

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                    $     15
 Accumulated net realized gain/loss -
     net of distributions                                      (2,104)
 Net unrealized gain (loss)                                      (162)
 Paid-in-capital applicable to 20,958,462 no
     par value shares of beneficial
     interest outstanding; unlimited
     number of shares authorized                              214,149
--------------------------------------------------------------------------
 NET ASSETS                                                  $211,898

 NET ASSET VALUE PER SHARE                                   $  10.11

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
 FNMA  Federal National Mortgage Association
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
 HFFA  Health Facility Financing Authority
  IDA  Industrial Development Authority
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
STATEMENT OF OPERATIONS
-----------------------                                       In thousands
                                                  Money Fund     Bond Fund
                                                        Year          Year
                                                       Ended         Ended
                                                     2/29/00       2/29/00
Investment Income (Loss)
Interest income                                    $   3,059     $  12,306
-----------------------------------------------------------------------------
Expenses
  Investment management                                  344           932
  Custody and accounting                                  94           118
  Shareholder servicing                                   85           151
  Legal and audit                                         13            14
  Prospectus and shareholder reports                       8            20
  Trustees                                                 6             6
  Registration                                             1             1
  Miscellaneous                                            3             7
-----------------------------------------------------------------------------
  Total expenses                                         554         1,249
  Expenses paid indirectly                                 -            (1)
-----------------------------------------------------------------------------
  Net expenses                                           554         1,248
-----------------------------------------------------------------------------
Net investment income (loss)                           2,505        11,058
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                               8        (1,988)
  Futures                                                  -            15
-----------------------------------------------------------------------------
  Net realized gain (loss)                                 8        (1,973)
Change in net unrealized gain or loss on securities        -       (16,110)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                    8       (18,083)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                             $   2,513     $  (7,025)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                             Money Fund              Bond Fund
                                        Year                              Year
                                       Ended                             Ended
                                     2/29/00    2/28/99     2/29/00    2/28/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)     $   2,505  $   2,620   $  11,058  $  10,007
  Net realized gain (loss)                 8         10      (1,973)       779
  Change in net unrealized
  gain or loss                             -          -     (16,110)     1,387
-------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations           2,513      2,630      (7,025)    12,173
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income               (2,505)    (2,620)    (11,058)   (10,007)
  Net realized gain                        -          -        (209)      (578)
-------------------------------------------------------------------------------
  Decrease in net assets
     from distributions               (2,505)    (2,620)    (11,267)   (10,585)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                         98,632     88,664      53,047     58,571
  Distributions reinvested             2,350      2,456       7,557      7,355
  Shares redeemed                    (95,117)   (81,190)    (56,415)   (36,613)
-------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                   5,865      9,930       4,189     29,313
-------------------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                          5,873      9,940     (14,103)    30,901
Beginning of period                  102,346     92,406     226,001    195,100
-------------------------------------------------------------------------------
End of period                      $ 108,219  $ 102,346   $ 211,898  $ 226,001

*Share information
  Shares sold                         98,632     88,664       5,040      5,359
  Distributions reinvested             2,350      2,456         724        673
  Shares redeemed                    (95,117)   (81,190)     (5,418)    (3,359)
-------------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding                5,865      9,930         346      2,673

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------                       February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-divid end date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $89,506,000 and $85,606,000 respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund utilized capital loss carryforwards of $8,000 in fiscal 2000. As of February 29, 2000, the Money Fund had capital loss carryforwards for federal income tax purposes of $74,000, all of which expires in 2003. As of February 29, 2000, the Bond Fund had capital loss carryforwards of $1,330,000, all of which expires in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made to the Bond Fund during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================

Undistributed net investment income                         $     8,000
Undistributed net realized gain                                 (20,000)
Paid-in-capital                                                  12,000

================================================================================

     At February 29, 2000, the costs of investments for the Money and Bond Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $106,744,000 and $210,373,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized loss aggregated $162,000 at period-end, of which $5,629,000 was related to appreciated investments and $5,791,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $28,000 and $70,000 were payable at February 29, 2000 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $80,000 of management fees were not accrued by the Money Fund for the year ended February 29, 2000, and $188,000 remain unaccrued from prior periods. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $139,000 and $199,000, respectively, for the year ended February 29, 2000, of which $14,000 and $22,000, respectively, were payable at period-end.

================================================================================
T. Rowe Price California Tax-Free Funds
---------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of California Tax-Free Money Fund and
California Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial high-lights present fairly, in all material respects, the financial position of California Tax-Free Money Fund and California Tax-Free Bond Fund (comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as "the Funds") at February 29, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000

================================================================================

T. Rowe Price California Tax-Free Funds
---------------------------------------
   Tax Information (Unaudited) for the Tax Year Ended 2/29/00
   ----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The Bond Fund's distributions to shareholders included:
        *      $150,000 from short-term capital gains,
        * $59,000 from long-term capital gains, subject to the 20% rate gains category.
     The Money and Bond Funds' distributions to shareholders included $2,475,000 and $11,031,000, respectively, which qualified as exempt-interest dividends.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
       INVESTMENT SERVICES AND INFORMATION
       -----------------------------------
              KNOWLEDGEABLE SERVICE REPRESENTATIVES
              -------------------------------------
                    By     Phone     Shareholder     service
                    representatives  are  available  from  8
                    a.m. to 10 p.m. ET Monday through Friday
                    and  from  8:30  a.m.  to 5  p.m.  ET on
                    weekends.  Call  1-800-225-5132 to speak
                    directly with a representative  who will
                    be  able  to   assist   you  with   your
                    accounts.

                    In  Person  Visit  one of  our  investor
                    center   locations   to   meet   with  a
                    representative   who  will  be  able  to
                    assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

              AUTOMATED 24-HOUR SERVICES
              --------------------------
                    Tele*Access   [Registration  Mark]  Call
                    1-800-638-2587  to  obtain   information
                    such as account balance, date and amount
                    of   your   last   transaction,   latest
                    dividend  payment,   fund  prices,   and
                    yields.   Additionally,   you  have  the
                    ability   to    request    prospectuses,
                    statements,  and  account and tax forms;
                    to  reorder  checks;   and  to  initiate
                    purchase,   redemption,   and   exchange
                    orders   for   identically    registered
                    accounts.

                    Internet.   T.  Rowe   Price  Web  site:
                    www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

              ACCOUNT SERVICES
              ----------------
                    Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

                    Automatic  Investing  Build your account
                    over  time by  investing  directly  from
                    your  bank  account  or  paycheck   with
                    Automatic  Asset Builder.  Additionally,
                    Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

                    Automatic  Withdrawal  If you need money
                    from  your  fund  account  on a  regular
                    basis,  you  can  establish   scheduled,
                    automatic redemptions.

                    Dividend  and  Capital   Gains   Payment
                    Options  Reinvest  all or  some  of your
                    distributions,  or take them in cash. We
                    give   you   maximum   flexibility   and
                    convenience.

              BROKERAGE SERVICES*
              -------------------
                    Investments   Available  You  can  trade
                    stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

                    To Open an  Account  Call a  shareholder
                    service    representative    for    more
                    information.

              INVESTMENT INFORMATION
              ----------------------
                    Combined   Statement   A   comprehensive
                    overview of your T. Rowe Price  accounts
                    is provided.  The summary page gives you
                    earnings by tax category, provides total
                    portfolio    value,   and   lists   your
                    investments   by  type.   Detail   pages
                    itemize account transactions.

                    Shareholder  Reports Portfolio  managers
                    review the  performance  of the funds in
                    plain   language  and  discuss  T.  Rowe
                    Price's economic outlook.

                    T. Rowe Price Report This is a quarterly
                    newsletter  with  relevant  articles  on
                    market   trends,    personal   financial
                    planning,  and T. Rowe Price's  economic
                    perspective.   Performance  Update  This
                    quarterly  report  reviews recent market
                    develop-      ments     and     provides
                    comprehensive   performance  information
                    for every T. Rowe Price  fund.  Insights
                    These are  reports  on  mutual  fund tax
                    issues,      investment      strategies,
                    investment fundamentals, and financial markets.

                    Detailed Investment Guides Our Asset Mix
                    Worksheet,    College    Planning   Kit,
                    Diversifying   Overseas:   A  Guide   to
                    International    Investing,     Retirees
                    Financial Guide, and Retirement Planning
                    Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

                     *    T. Rowe Price Brokerage is a division
                          of T. Rowe Price Investment Services,
                          Inc., Member NASD/SIPC.

                     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock

STOCK FUNDS
-----------
DOMESTIC
--------
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value
Spectrum  Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery*
International  Growth  & Income
International  Stock
Japan
Latin  America
New Asia
Spectrum  International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S.  Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC  TAX-FREE
------------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California  Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal  Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD  VARIABLE  ANNUITY
----------------------------------------
Equity Income  Portfolio
International  Stock Portfolio
Limited-Term  Bond  Portfolio
Mid-Cap  Growth  Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     # Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus.  Read it carefully before  investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
              ADVISORY SERVICES, RETIREMENT RESOURCES
              ---------------------------------------

                    T.  Rowe  Price  is  your   full-service
                    retirement specialist. We have developed
                    unique  advisory  services that can help
                    you meet the most  difficult  retirement
                    challenges.    Our   broad    array   of
                    retirement   plans   is   suitable   for
                    individuals,  the  self-employed,  small
                    businesses,  corporations, and nonprofit
                    organizations.     We    also    provide
                    recordkeeping,    communications,    and
                    investment management services,  and our
                    educational     materials,     self-help
                    planning guides,  and software tools are
                    recognized as among the industry's best.
                    For    information    or   to    request
                    literature,  call us at  1-800-638-5660,
                    or    visit     our    Web    site    at
                    www.troweprice.com.

ADVISORY SERVICES
-----------------

                    T.   Rowe   Price   Retirement    Income
                    ManagerSM helps retirees or those within
                    two years of  retirement  determine  how
                    much income they can take in retirement.
                    The program uses  extensive  statistical
                    analysis  and  the  input  of  financial
                    planning  professionals  to  suggest  an
                    income   plan  that  best   meets   your
                    objectives.

                    T.  Rowe   Price   Rollover   Investment
                    Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS

We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.


================================================================================
T. Rowe Price Insights Reports
------------------------------

              THE FUNDAMENTALS OF INVESTING
              -----------------------------

                    Whether   you  are  unsure  how  to  get
                    started  or are  saving  for a  specific
                    goal, such as retirement or college, the
                    T. Rowe Price  Insights  series can help
                    you make informed investment  decisions.
                    These reports,  written in plain English
                    about fundamental investment topics, can
                    be  useful   at  every   stage  of  your
                    investment  journey.  They cover a range
                    of  topics,  from  the  basic,  such  as
                    getting  started with mutual  funds,  to
                    the more advanced, such as managing risk
                    through    diversification   or   buying
                    individual  securities through a broker.
                    To request one or more Insights, call us at 1-800-638-5660.

              INSIGHTS REPORTS
              ----------------

GENERAL INFORMATION
  The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International  Stock Investing
  The Basics of Tax-Free Investing
  The Fundamentals of Fixed Income Investing
  Global Bond Investing
  Investing in  Common  Stocks
  Investing  in Emerging  Growth  Stocks
  Investing in Financial Services  Stocks
  Investing  in Health Care  Stocks
  Investing  in  High-Yield Municipal   Bonds
  Investing   in  Money  Market   Securities
  Investing  in Mortgage-Backed  Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company  Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

================================================================================

T. Rowe Price Brokerage
-----------------------
              BROKERAGE SERVICES
              ------------------
              T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

              T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

                                Internet  and  Automated  Services You can enter
                trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

                                Research  Services  To help  you  make  informed
                investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

                                Dividend Reinvestment Service This service helps
                keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

               ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.


================================================================================
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C05-050  2/29/00